Derivative Instruments Accounted for at Fair Value	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments Accounted for at Fair Value
3. Derivative Instruments Accounted for at Fair Value
Interest Rate risk

The Company has a number of existing vessel loan facilities with associated amortizing fixed interest rate swaps. As of December 31, 2025, the interest rate swaps had a net negative fair value to the Company of $0.8 million (December 31, 2024, a positive fair value to the Company of $7.2 million).There were unrealized losses of $4.7 million on the fair value of the swaps for the year ended December 31, 2025 (year ended December 31, 2024, an unrealized loss of $7.5 million).
The Company repaid existing vessel loan facilities during the year ended December 31, 2025, and as a result the Company cash settled interest rate swap agreements linked to these loans and realized a loss of $1.2 million (year ended December 31, 2024, $nil).
These fixed interest rate swaps are typically entered into with the financial institutions that are also lenders under our loan facilities. The interest rates payable by the Company under these interest rate swap agreements is 3.93% and 5.75%. The interest rates receivable by the Company under these interest rate swap agreements is typically 3-month SOFR, calculated on a 360-day year basis and which resets every three months.
All interest rate swaps are remeasured to fair value at each reporting date and have been categorized as Level Two on the fair value measurement hierarchy. The remeasurement to fair value has no impact on cash flows at the reporting date. There is no requirement for cash collateral to be placed with the swap providers under these swap agreements and there is no effect on restricted cash as of December 31, 2025.
As of December 31, 2025, we held the following interest rate swaps that partially hedge our variable-rate loan facilities:

Facility	Hedged notional amount	Fixed rate	Variable rate
	(in thousands)
October 2013 DB Credit Facility A	5,987	4.05%	Comp SOFR
July 2015 DB Credit Facility B	16,494	3.99%	Comp SOFR
July 2015 Santander Credit Facility B	16,282	3.93%	Comp SOFR
March 2023 Secured Term Loan	81,353	5.75%	Comp SOFR
August 2024 Secured Term Loan and RCF	67,990	5.46%	Term SOFR
May 2025 Senior Secured Term Loan and RCF	171,092	5.31%	Comp SOFR
	$359,198

On June 24, 2025 the Company entered into interest rate swaps to hedge the interest rate risk on approximately 79% of the outstanding Term Loan portion of our May 2025 Senior Secured Term Loan and RCF. On August 5, 2025 the Company entered into interest rate swaps to hedge the interest rate risk on approximately 75% of the outstanding Term Loan portion of our March 2023 Secured Term Loan facility. On August 13, 2025 the Company entered into interest rate swaps to hedge the interest rate risk on approximately 100% of the outstanding Term Loan portion of our August 2024 Secured Term Loan and RCF.

The following table includes the estimated fair value of those assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2025 and December 31, 2024.

		December 31, 2024	December 31, 2025
		(in thousands)
	Fair Value Hierarchy	Fair Value Asset/(Liability)	Fair Value Asset/(Liability)
Interest rate swap agreements Assets	Level 2	$7,191	$1,372
Interest rate swap agreements Liability	Level 2	—	(2,219)
		$7,191	$(847)

The Company uses derivative instruments in accordance with its overall risk management policy to mitigate the risk of unfavorable movements in interest rates.
The Company held no derivatives designated as hedges as of December 31, 2025, or December 31, 2024.
Fair value is a market-based measurement that is determined based on assumptions that market participants could use in pricing an asset or a liability. The fair value accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:
Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.

Foreign Currency Exchange Rate risk
All foreign currency-denominated monetary assets and liabilities are revalued and reported in the Company’s functional currency based on the prevailing exchange rate at the end of the period. These foreign currency transactions fluctuate based on the strength of the U.S. Dollar. The remeasurement of all foreign currency-denominated monetary assets and liabilities at each reporting date results in unrealized foreign currency exchange differences which do not impact our cash flows.

Credit risk

The Company is exposed to credit losses in the event of non-performance by the counterparties to its interest rate swap agreements. As of December 31, 2025, the Company is exposed to credit risk where interest rate swaps are in an asset position from the perspective of the Company. In order to minimize counterparty risk, the Company only enters into derivative transactions with counterparties that are reputable financial institutions, highly rated by a recognized rating agency.

The fair value of our interest rate swap agreements is the estimated amount that we could pay/receive to sell or transfer the swap at the reporting date, taking into account current interest rates and the current creditworthiness of the swap counterparties. The estimated amount is the present value of future cash flows, adjusted for credit risk. The amount recorded as a derivative asset or liability could vary by a material amount in the near term if credit markets are volatile or if credit risk were to change significantly.

The fair value of our interest rate swap agreements at the end of each period is most significantly affected by the U.S. Dollar interest rate forward curve, including its relative steepness. Interest rates and foreign exchange rates may experience significant volatility in both the short and long term. While the fair value of our swap agreements is typically more sensitive to changes in short-term rates, significant changes in long-term benchmark interest, foreign exchange rates and the credit risk of the counterparties of the Company may also materially impact the fair values of our swap agreements.